SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                              FORM 8-K/A

                            Current Report
                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


                            August 1, 2000

           Date of Report (date of earliest event reported)



                   Visual Bible International, Inc.

        (Exact Name of Registrant as Specified in its Charter)


Florida                     000-26037                  65-1030068
(State or Other       (Commission File Number)     (IRS Employer
Jurisdiction of                                     Identification
Incorporation                                       Number)


       5100 Town Center Circle, Suite 330, Boca Raton, FL 33486

     (Address of Principal Executive Offices, Including Zip Code)



                            (416) 216-8512

         (Registrant's Telephone Number, Including Area Code)



                        American Uranium, Inc.
     121 Richmond Street, 7th Floor, Toronto M5H 2L3 Ontario Canada

    (Former Name or Former Address, if Changed Since Last Report)

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

        (a) Financial Statements of Business Acquired.

         (1) Balance Sheet as of 12/31/99 of Guardian Productions, LLC

         (2) Consolidated Financial Statements as of 12/31/99 and
12/31/98 and for the years ended 12/31/99, 12/31/98 and 12/31/97 of
Visual Entertainment, Inc. and subsidiary

        (b) Pro Forma Financial Information.

         (1) Unaudited Pro Forma Consolidated Financial Data as of 6/30/2000 and for the six months ended 6/30/00 for Visual
Bible International, Inc. and its subsidiaries

        (c) Exhibits.  The following exhibits are filed herewith.
None.



                              SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.


                                Visual Bible International, Inc.



October 16, 2000                 By:     /s/ Bess V. Fotopoulos
                                 Bess V. Fotopoulos, President